                                EXHIBIT 24

                             POWER OF ATTORNEY

                  (DIRECTORS' DEFERRED COMPENSATION PLAN)

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, WILLIAM L. SANDERS, ALBERT T. POTAS, and MARY TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation for the Old Kent Directors' Deferred Compensation Plan, any and all amendments to such Registration Statement and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.


October 20, 1997              /S/RICHARD L. ANTONINI
                              Richard L. Antonini
                              Director

                             POWER OF ATTORNEY

                  (DIRECTORS' DEFERRED COMPENSATION PLAN)

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, WILLIAM L. SANDERS, ALBERT T. POTAS, and MARY TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation for the Old Kent Directors' Deferred Compensation Plan, any and all amendments to such Registration Statement and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.


October 20, 1997              /S/JOHN M. BISSELL
                              John M. Bissell
                              Director

                             POWER OF ATTORNEY

                  (DIRECTORS' DEFERRED COMPENSATION PLAN)

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, WILLIAM L. SANDERS, ALBERT T. POTAS, and MARY TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation for the Old Kent Directors' Deferred Compensation Plan, any and all amendments to such Registration Statement and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.


October 20, 1997              /S/JOHN D. BOYLES
                              John D. Boyles
                              Director

                             POWER OF ATTORNEY

                  (DIRECTORS' DEFERRED COMPENSATION PLAN)

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, WILLIAM L. SANDERS, ALBERT T. POTAS, and MARY TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation for the Old Kent Directors' Deferred Compensation Plan, any and all amendments to such Registration Statement and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.


October 20, 1997              /S/WILLIAM P. CRAWFORD
                              William P. Crawford
                              Director

                             POWER OF ATTORNEY

                  (DIRECTORS' DEFERRED COMPENSATION PLAN)

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, WILLIAM L. SANDERS, ALBERT T. POTAS, and MARY TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation for the Old Kent Directors' Deferred Compensation Plan, any and all amendments to such Registration Statement and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.


October 20, 1997              /S/DICK DEVOS
                              Dick DeVos
                              Director

                             POWER OF ATTORNEY

                  (DIRECTORS' DEFERRED COMPENSATION PLAN)

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, WILLIAM L. SANDERS, ALBERT T. POTAS, and MARY TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation for the Old Kent Directors' Deferred Compensation Plan, any and all amendments to such Registration Statement and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.


October 20, 1997              /S/WILLIAM G. GONZALEZ
                              William G. Gonzalez
                              Director

                             POWER OF ATTORNEY

                  (DIRECTORS' DEFERRED COMPENSATION PLAN)

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, WILLIAM L. SANDERS, ALBERT T. POTAS, and MARY TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation for the Old Kent Directors' Deferred Compensation Plan, any and all amendments to such Registration Statement and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.


October 20, 1997              /S/JAMES HACKETT
                              James P. Hackett
                              Director

                             POWER OF ATTORNEY

                  (DIRECTORS' DEFERRED COMPENSATION PLAN)

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, WILLIAM L. SANDERS, ALBERT T. POTAS, and MARY TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation for the Old Kent Directors' Deferred Compensation Plan, any and all amendments to such Registration Statement and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.


October 20, 1997              /S/ERINA HANKA
                              Erina Hanka
                              Director

                             POWER OF ATTORNEY

                  (DIRECTORS' DEFERRED COMPENSATION PLAN)

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, WILLIAM L. SANDERS, ALBERT T. POTAS, and MARY TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation for the Old Kent Directors' Deferred Compensation Plan, any and all amendments to such Registration Statement and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.


October 20, 1997              /S/EARL D. HOLTON
                              Earl D. Holton
                              Director

                             POWER OF ATTORNEY

                  (DIRECTORS' DEFERRED COMPENSATION PLAN)

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, WILLIAM L. SANDERS, ALBERT T. POTAS, and MARY TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation for the Old Kent Directors' Deferred Compensation Plan, any and all amendments to such Registration Statement and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.


October 20, 1997              /S/ROBERT L. HOOKER
                              Robert L. Hooker
                              Director

                             POWER OF ATTORNEY

                  (DIRECTORS' DEFERRED COMPENSATION PLAN)

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, WILLIAM L. SANDERS, ALBERT T. POTAS, and MARY TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation for the Old Kent Directors' Deferred Compensation Plan, any and all amendments to such Registration Statement and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.


October 20, 1997              /S/MICHAEL J. JANDERNOA
                              Michael J. Jandernoa
                              Director

                             POWER OF ATTORNEY

                  (DIRECTORS' DEFERRED COMPENSATION PLAN)

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, WILLIAM L. SANDERS, ALBERT T. POTAS, and MARY TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation for the Old Kent Directors' Deferred Compensation Plan, any and all amendments to such Registration Statement and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.


October 20, 1997              /S/FRED P. KELLER
                              Fred P. Keller
                              Director

                             POWER OF ATTORNEY

                  (DIRECTORS' DEFERRED COMPENSATION PLAN)

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, WILLIAM L. SANDERS, ALBERT T. POTAS, and MARY TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation for the Old Kent Directors' Deferred Compensation Plan, any and all amendments to such Registration Statement and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.


October 20, 1997              /S/JOHN P. KELLER
                              John P. Keller
                              Director

                             POWER OF ATTORNEY

                  (DIRECTORS' DEFERRED COMPENSATION PLAN)

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, WILLIAM L. SANDERS, ALBERT T. POTAS, and MARY TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation for the Old Kent Directors' Deferred Compensation Plan, any and all amendments to such Registration Statement and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.


October 20, 1997              /S/HENDRIK G. MEIJER
                              Hendrik G. Meijer
                              Director

                             POWER OF ATTORNEY

                  (DIRECTORS' DEFERRED COMPENSATION PLAN)

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, WILLIAM L. SANDERS, ALBERT T. POTAS, and MARY TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation for the Old Kent Directors' Deferred Compensation Plan, any and all amendments to such Registration Statement and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.


October 20, 1997              /S/PATRICK M. QUINN
                              Patrick M. Quinn
                              Director

                             POWER OF ATTORNEY

                  (DIRECTORS' DEFERRED COMPENSATION PLAN)

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, WILLIAM L. SANDERS, ALBERT T. POTAS, and MARY TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation for the Old Kent Directors' Deferred Compensation Plan, any and all amendments to such Registration Statement and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.


October 20, 1997              /S/ROBERT L. SADLER
                              Robert L. Sadler
                              Director

                             POWER OF ATTORNEY

                  (DIRECTORS' DEFERRED COMPENSATION PLAN)

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, WILLIAM L. SANDERS, ALBERT T. POTAS, and MARY TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation for the Old Kent Directors' Deferred Compensation Plan, any and all amendments to such Registration Statement and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.


October 20, 1997              /S/MARILYN J. SCHLACK
                              Marilyn J. Schlack
                              Director

                             POWER OF ATTORNEY

                  (DIRECTORS' DEFERRED COMPENSATION PLAN)

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, WILLIAM L. SANDERS, ALBERT T. POTAS, and MARY TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation for the Old Kent Directors' Deferred Compensation Plan, any and all amendments to such Registration Statement and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.


October 20, 1997              /S/PETER F. SECCHIA
                              Peter F. Secchia
                              Director

                             POWER OF ATTORNEY

                  (DIRECTORS' DEFERRED COMPENSATION PLAN)

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, WILLIAM L. SANDERS, ALBERT T. POTAS, and MARY TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation for the Old Kent Directors' Deferred Compensation Plan, any and all amendments to such Registration Statement and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.


October 20, 1997              /S/MARGARET S. WALKER
                              Margaret Sellers Walker
                              Director

                             POWER OF ATTORNEY

                  (DIRECTORS' DEFERRED COMPENSATION PLAN)

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, WILLIAM L. SANDERS, ALBERT T. POTAS, and MARY TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation for the Old Kent Directors' Deferred Compensation Plan, any and all amendments to such Registration Statement and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.


October 20, 1997              /S/B. P. SHERWOOD, III
                              B. P. Sherwood, III
                              Executive Vice President, Treasurer and
                                 Director

                             POWER OF ATTORNEY

                  (DIRECTORS' DEFERRED COMPENSATION PLAN)

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, WILLIAM L. SANDERS, ALBERT T. POTAS, and MARY TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation for the Old Kent Directors' Deferred Compensation Plan, any and all amendments to such Registration Statement and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.


October 20, 1997              /S/DAVID J. WAGNER
                              David J. Wagner
                              President, Chief Executive Officer and
                                 Director
                              (Principal Executive Officer)

                             POWER OF ATTORNEY

                  (DIRECTORS' DEFERRED COMPENSATION PLAN)

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, WILLIAM L. SANDERS, ALBERT T. POTAS, and MARY TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation for the Old Kent Directors' Deferred Compensation Plan, any and all amendments to such Registration Statement and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.


October 20, 1997              /S/WILLIAM L. SANDERS
                              William L. Sanders
                              Senior Executive Vice President
                                and Chief Financial Officer
                              (Principal Financial and Accounting Officer)